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                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA

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     UNITED STATES OF AMERICA,

     Plaintiff,

     vs.

     MICROSOFT CORPORATION,                Civil Action No. 98-1232 (TPJ)

     Defendant.
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                               NOTICE OF APPEAL

Defendant Microsoft Corporation hereby appeals to the United States Court of Appeals for the District of Columbia Circuit from the Final Judgment entered in this action on June 7, 2000, as well as from the Order entered in this action on April 3, 2000 (save from the portion of the Order dismissing the plaintiff's first claim for relief). Pursuant to Rule 42(a) of the Federal Rules of Civil Procedure, the district court consolidated this action with Civil Action No. 98-1233 (TPJ) for purposes of trial. An appeal is also taken in that action this day.

______________________________
William H. Neukom
Thomas W. Burt
David A. Heiner, Jr.
Diane D'Arcangelo
Christopher J. Meyers
MICROSOFT CORPORATION
One Microsoft Way
Redmond, Washington 98052
(425) 936-8080

John L. Warden (Bar No. 222083)
Richard J. Urowsky
Steven L. Holley
Theodore Edelman
Michael Lacovara
Richard C. Pepperman, II
Christine C. Monterosso
Bradley P. Smith
SULLIVAN & CROMWELL
125 Broad Street
New York, New York 10004
(212) 558-4000

June 13, 2000 Microsoft Corporation
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                            CERTIFICATE OF SERVICE

I hereby certify that on this 13th day of June, 2000, I caused a true and correct copy of the foregoing Notice of Appeal to be served by facsimile and by overnight courier upon:

Phillip R. Malone, Esq.

Antitrust Division

U.S. Department of Justice

450 Golden Gate Avenue, Room 10-0101

San Francisco, California 94102

Fax: (415) 436-6687

Kevin J. O'Connor, Esq.

Office of the Attorney General of Wisconsin

P.O. Box 7857

123 West Washington Avenue

Madison, Wisconsin 53703-7957

Fax: (608) 267-2223

Christine Rosso, Esq.

Chief, Antitrust Bureau

Illinois Attorney General's Office

100 West Randolph Street, 13th Floor

Chicago, Illinois 60601

Fax: (312) 814-2549

Richard L. Schwartz, Esq.

Deputy Chief, Antitrust Bureau

New York State Attorney General's Office

120 Broadway, Suite 2601

New York, New York 10271

Fax: (212) 416-6015

______________________

Bradley P. Smith